SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                           September 29, 2003
______________________________________________________________________________
                   (Date of earliest event reported)



                   Community Investors Bancorp, Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



          Ohio                        0-25470                    34-1779309
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



119 South Sandusky Avenue, Bucyrus, Ohio                           44820
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



                              (419) 562-7055
______________________________________________________________________________
           (Registrant's telephone number, including area code)



                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)





Item 5.   Other Events
          ------------

     On September 29, 2003, Community Investors Bancorp, Inc. issued the press release included as Exhibit 99, which is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:


     Exhibit No.         Description
     -----------         -----------

     99                  Press Release, dated September 29, 2003


























                                     2

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COMMUNITY INVESTORS BANCORP, INC.


                              By: /s/ Robert W. Seigel
                                  ---------------------------------
                                  Name:   Robert W. Seigel
                                  Title:  Assistant Vice President, Controller
                                            and Treasurer

Date:  September 29, 2003